                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                              _______________________


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  November 1, 1995                  Commission File Number 1-2979



                               NORWEST CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                                             41-0449260
-------------------------------                             -------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)



         Norwest Center
       Sixth and Marquette
     Minneapolis, Minnesota             55479               (612) 667-1234
----------------------------         -----------       ----------------------
(Address of principal executive      (Zip Code)       (Registrant's telephone
offices)                                               number, including area
                                                       code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     3(a) Certificate Eliminating the Certificate of Designations with Respect to the Cumulative Convertible Preferred Stock, Series B.

     4(a)      Form of Distribution Agreement.

     4(b)      Form of Fixed Rate Medium-Term Note.

     4(c)      Form of Floating Rate Medium-Term Note.

     4(d) Form of Calculation Agent Agreement between the Corporation and Norwest Bank Minnesota, N.A.



                                       -2-
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORWEST CORPORATION
                                    Registrant



Dated:  November 1, 1995           By  /s/ Charles D. White
                                       -------------------------------------
                                       Charles D. White, Senior Vice President
                                       and Treasurer





                                       -3-
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                               NORWEST CORPORATION


                                INDEX TO EXHIBITS



                                                                              Form of
Exhibit No.   Exhibit                                                         Filing
-----------   -------                                                         --------

3(a)          Certificate Eliminating the Certificate of Designations
              with Respect to the Cumulative Convertible Preferred Stock,
              Series B . . . . . . . . . . . . . . . . . . . . . . .           Electronic
                                                                               Transmission

4(a)          Form of Distribution Agreement . . . . . . . . . . . .           Electronic
                                                                               Transmission

4(b)          Form of Fixed Rate Medium-Term Note. . . . . . . . . .           Electronic
                                                                               Transmission

4(c)          Form of Floating Rate Medium-Term Note . . . . . . . .           Electronic
                                                                               Transmission
4(d)          Form of Calculation Agent Agreement between the
              Corporation and Norwest Bank Minnesota, N.A. . . . . .           Electronic
                                                                               Transmission
